HEALTHSOUTH CORPORATION
                        OFFICERS' CERTIFICATE PURSUANT TO
                     SECTIONS 2.3 AND 11.5 OF THE INDENTURE

     Michael D. Martin and William W. Horton do hereby certify that they are the Executive Vice President, Chief Financial Officer and Treasurer and Senior Vice President, Corporate Counsel and Assistant Secretary, respectively, of HEALTHSOUTH Corporation, a Delaware corporation (the "Company") and do further certify, pursuant to resolutions of the Board of Directors of the Company adopted on May 21, 1998 and resolutions of the Pricing Committee of said Board of Directors adopted on June 17, 1998 (collectively, the "Resolutions"), and in accordance with Sections 2.3 and 11.5 of the Indenture (the Indenture as amended and supplemented by the Resolutions is herein referred to as the "Indenture") dated as of June 22, 1998 between the Company and PNC Bank, National Association, as trustee (the "Trustee"), as follows:

     1. Two series of securities to be issued under the Indenture and designated as the Company's 6.875% Senior Notes due 2005 (the "2005 Notes"), and 7.0% Senior Notes due 2008 (the "2008 Notes") have been authorized. Each of the 2005 Notes and the 2008 Notes are a separate series of securities under the Indenture and are referred to herein collectively as the "Securities." Attached hereto as Annex A is a true and correct copy of a specimen 2005 Note (the "Form of 2005 Note") and attached hereto as Annex B is a true and correct copy of a specimen 2008 Note (the "Form of 2008 Note"). The Form of 2005 Note and the Form of 2008 Note are herein collectively referred to as the "Forms of Securities."

     2. The 2005 Notes shall be limited to $250,000,000 in aggregate principal amount and shall mature on June 15, 2005. The 2005 Notes shall bear interest at the rate of 6.875% per annum from June 22, 1998, payable semiannually on each June 15 and December 15 commencing December 15, 1998. The 2005 Notes were issued at the initial offering price of 99.729% of principal amount. The 2005 Notes shall be redeemable as provided in the Form of 2005 Note attached hereto as Annex A.

     3. The 2008 Notes shall be limited to $250,000,000 in aggregate principal amount and shall mature on June 15, 2008. The 2008 Notes shall bear interest at the rate of 7.0% per annum from June 22, 1998, payable semiannually on each June 15 and December 15 commencing December 15, 1998. The 2008 Notes were issued at the initial offering price of 99.050% of principal amount. The 2008 Notes shall be redeemable as provided in the Form of 2008 Note attached hereto as Annex B.

     4. The following terms shall apply to each of the Securities:

          (a) The Securities shall be issued initially in minimum denominations of $1,000 and integral multiples of $1,000;

          (b) The Securities shall be issued initially in part as global securities in registered form in the name of the Depositary (hereinafter defined) or its nominee in such denominations as shall be specified in a Company Order delivered in accordance with the Indenture and otherwise as provided in the Forms of Securities with such changes thereto as may be required in the process of printing or otherwise producing the Securities and which will not affect the substance thereof;

          (c) The Depositary for the global Securities shall be The Depository Trust Company;

          (d) The global Securities shall be exchangeable for definitive Securities in registered form substantially the same as the global Securities in denominations of $1,000 or any integral multiple thereof upon the terms and in accordance with the provisions of the Indenture;

          (e) The Securities shall be payable (as to both principal and interest) when and as the same shall become due at the office of the Trustee, PNC Bank, National Association, provided that, as long as any part of the Securities are in the form of one or more global Securities, payments of interest with respect thereto may be made by wire transfer, and provided further that, with respect to Securities issued in definitive form, the Company may elect to exercise its option to have interest paid by check mailed to the registered owners' address as they appear on the Register, as kept by the Trustee on each Record Date; and

          (f) The defeasance and covenant defeasance provisions of Article 10 of the Indenture shall be applicable to the Securities.

     5. The Forms of Securities set forth certain of the terms required to be set forth in this certificate pursuant to Section 2.3 of the Indenture, and said terms are incorporated herein by reference.

     6. In addition to the covenants set forth in Article 3 of the Indenture, the Securities shall include the following additional covenants:

     "Section 3.10 Limitation on Liens.

     The Company shall not, nor will it permit any Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, security interest, pledge, charge, lien or other similar encumbrance of any kind (collectively, a "lien") upon any assets, whether now owned or hereafter acquired, of the Company or any such Subsidiary without equally and ratably securing the Securities by a lien ranking ratably with and equally to such secured Indebtedness, except that the foregoing restriction shall not apply to
(i) liens on assets of any corporation existing at the time such corporation becomes a Subsidiary; (ii) liens on assets existing at the time of acquisition thereof, or to secure the payment of the purchase price of such assets, or to secure indebtedness incurred or guaranteed by the Company or a Subsidiary for the purpose of financing the purchase price of such assets or improvements or construction thereon, which indebtedness is incurred or guaranteed prior to, at the time of or within 360 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); (iii) liens securing indebtedness owed by any Subsidiary to the Company or another wholly-owned Subsidiary; (iv) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Company or a Subsidiary; (v) liens on any assets of the Company or a Subsidiary in favor of the United States of America or any state thereof, or in favor of any other country, or in favor of any political subdivision of any of the foregoing, to secure certain payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including but not limited to, liens incurred in connection with industrial revenue or similar financing involving a political subdivision, agency or authority thereof); (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any lien referred to in the foregoing clauses (i) to (v), inclusive; (vii) certain statutory liens or other similar liens arising in the ordinary course of business of the Company or a Subsidiary, or certain liens arising out of government contracts; (viii) certain pledges, deposits or liens made or arising under workers compensation or similar legislation or in certain other circumstances; (ix) certain liens in connection with legal proceedings, including certain liens arising out of judgments or awards; (x) liens for certain taxes or assessments, landlord's liens and liens and charges incidental to the conduct of the business or the ownership of the assets of the Company or of a Subsidiary, which were not incurred in connection with the borrowing of money and which do not, in the opinion of the Company, materially impair the use of such assets in the operation of the business of the Company or such Subsidiary or the value of such assets for the purposes thereof or (xi) liens relating to accounts receivable of the Company or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with generally accepted accounting principles (to the extent the sale by the Company or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof). Notwithstanding the above, the Company or any Subsidiary may, without securing the Securities, create or assume any Indebtedness which is foregoing restrictions, provided that after giving effect thereto the Exempted Debt then outstanding does not exceed 10% of the total Consolidated Tangible Assets of the Company and its Subsidiaries at such time.

     Section 3.11 Limitations on Sale and Lease-Back Transactions.

     The Company shall not, nor shall it permit any of its Subsidiaries to, enter into any sale and lease-back transaction (except such transactions involving leases for less than three years) for the sale and leasing back of any property or asset unless (i) the Company or such Subsidiary would be entitled pursuant to clauses (i) through (xi) of Section 3.10 to create, incur or permit to exist a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the Securities, or (ii) the proceeds of the sale of the assets to be leased are at least equal to their fair market value and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement of indebtedness."

     7. In addition to the definitions set forth in Article 1 of the Indenture, the following additional definitions shall apply with respect to the 2005 Notes and the 2008 Notes and, in the event of a conflict with the definition of terms in the Indenture, such additional definitions shall control:

     "Attributable Debt" means, in connection with a sale and lease-back transaction, the lesser of (i) the fair value of the assets subject to such transaction or (ii) the present value of the obligations of the lessee for net rental payments during the term of any lease discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the Securities of each series outstanding pursuant to this Indenture and subject to the limitation on sale and lease-back transactions provisions contained in
Section 3.11, compounded semiannually in either case as determined by the principal accounting or financial officer of the Company.

     "Consolidated Tangible Assets" of any Person as of any date means the total assets of such Person and its Subsidiaries

(excluding any assets that would be classified as "intangible assets" under GAAP) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the date of initial issuance of the Securities in the book value of any asset owned by such Person or any of its Subsidiaries.

     "Exempted Debt" means the sum of the following as of the date of determination: (i) Indebtedness of the Company and its Subsidiaries incurred after the date of issuance of the Securities and secured by liens not otherwise permitted by the limitation on liens provisions of the Indenture, and (ii) Attributable Debt of the Company and its Subsidiaries in respect of every sale and lease-back transaction entered into after the date of the issuance of the Securities, other than leases permitted by Section 3.11.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as from time to time in effect.

     "Indebtedness"  shall mean all items classified as indebtedness on the most
recently   available   consolidated   balance  sheet  of  the  Company  and  its
Subsidiaries, in accordance with GAAP.

     8. Each of the undersigned is authorized to approve the form, terms and conditions of the Securities pursuant to the Resolutions.

     9. Attached hereto as Annex D is a true and correct copy of the Resolutions.

     10. Attached hereto as Annex E are true and correct copies of the letter addressed to the Trustee entitling the Trustee to rely on the Opinion of Counsel attached thereto, which Opinion relates to the Securities and complies with
Section 11.5 of the Indenture.

     11. Each of the undersigned has reviewed the provisions of the Indenture, including the covenants and conditions precedent pertaining to the issuance of the Securities.

     12. In connection with this certificate each of the undersigned has examined documents, corporate records and certificates and has spoken with other officers of the Company.

     13. Each of the undersigned has made such examination and investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions precedent of the Indenture pertaining to the issuance of the Securities have been satisfied.

     14. In our opinion all of the covenants and conditions precedent provided for in the Indenture for the issuance of the Securities have been satisfied.

     15. If and to the extent that any provision of this certificate qualifies or conflicts with any provision of the Indenture, the provisions of this certificate shall control.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Securities, as the case may be.

     IN WITNESS WHEREOF, each of the undersigned officers has executed this certificate this 22nd day of June 1998.


                                                     /s/ MICHAEL D. MARTIN
                                                     ---------------------------
                                                     Michael D. Martin
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


                                                     /s/ WILLIAM W. HORTON
                                                     ---------------------------
                                                     William W. Horton
                                                     Senior Vice President,
                                                     Corporate Counsel and
                                                     Assistant Secretary

     THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT THEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                             HEALTHSOUTH CORPORATION

                           6.875% SENIOR NOTE DUE 2005

No.______                                                  CUSIP NO. 421924-AG-6
                                                               $________________

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL AACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1)(2)(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO HEALTHSOUTH CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE),
(E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 22, 1998, BY AND AMONG THE COMPANY, SALOMON BROTHERS INC, GOLDMAN, SACHS & CO., J.P. MORGAN SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY & CO. INCORPORATED, NATIONSBANC MONTGOMERY SECURITIES LLC, BEAR, STEARNS & CO. INC., CREDIT SUISSE FIRST BOSTON CORPORATION, DEUTSCHE BANK SECURITIES INC., PAINEWEBBER INCORPORATED AND SCOTIA CAPITAL MARKETS (USA) INC.

     HEALTHSOUTH CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., the principal sum of ________________ on June 15, 2005, and to pay interest on said principal sum from June 22, 1998, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 (each such date, an "Interest Payment Date") of each year commencing on December 15, 1998, at the rate of 6.875% per annum until the principal hereof shall have become due and payable.

     The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360 day year comprised of twelve 30 day months. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below) be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. The principal of, premium, if any, and the interest on this Note will be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Company; provided, further that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee. In the event that any date on which the principal, premium, if any, or interest on this Note is payable is not a Business Day, then payment of principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay).

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Note hereinafter set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

                                                   HEALTHSOUTH Corporation

                                                   By
                                                     ---------------------------
                                                          Michael D. Martin
                                                      Executive Vice President,
                                                       Chief Financial Officer
                                                            and Treasurer

ATTEST:
       -----------------------------------------
                   William W. Horton
                Senior Vice President,
       Corporate Counsel and Assistant Secretary


CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture.

PNC BANK, NATIONAL ASSOCIATION,
as Trustee

By
  -----------------------------
        Authorized Officer

Dated:
      ------------------------

                              REVERSE SIDE OF NOTE

     This Note is one of a duly authorized series of securities (the ASecurities") of the Company designated as its 6.875% Senior Notes due 2005 limited in aggregate principal amount to $250,000,000 (the "Notes"). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of June 22, 1998, as supplemented by that certain Officers' Certificate dated June 22, 1998 (the Indenture as supplemented by the Officers' Certificate being herein collectively referred to as the "Indenture"), duly executed and delivered between the Company and PNC Bank, National Association (the "Trustee," which term includes any successor Trustee with respect to the Notes under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

     Reference is hereby made to the Indenture for a description of the terms of the Notes, to all of the provisions of which Indenture the holder of this Note, by acceptance hereof, assents and agrees.

     Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

     This Note is redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (i) 100% of its principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 15 basis points, plus, in each case, accrued interest to the date of redemption. On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption. On or before the redemption date, the Company shall deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate. The Holder of this Note will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

     "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Note. "Independent Investment Banker" means Salomon Brothers Inc and its successor or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means a primary U.S. Government Securities dealer in New York City selected by the Trustee after consultation with the Company.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Indenture then outstanding and affected (voting as one class) to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Company and the Trustee may not, without the consent of the holder of each Outstanding Note affected thereby, (i) extend the final maturity of the principal of any Note, or reduce the principal amount thereof, or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or Coupons or in accordance with the terms thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be, voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent/hereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

     The Indenture contains covenants which impose certain limitations on the Company's and its Subsidiaries' ability to create or incur certain liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company's ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture for a description thereof.

     If (i) a registration statement with respect to an exchange offer (an "Exchange Offer") for the Notes (an "Exchange Offer Registration Statement") is not filed with the Commission by August 21, 1998; or (ii) neither an Exchange Offer Registration Statement is declared effective by the Commission, nor a shelf registration statement under the Securities Act with respect to resales of the Notes (a "Shelf Registration Statement") is filed with the Commission, on or before November 19, 1998; or (iii) an Exchange Offer registered under the Securities Act is not consummated and the applicable Shelf Registration Statement with respect to resales of the Notes is not declared effective on or before December 19, 1998, then in accordance with the terms of the Registration Rights Agreement, the Company has agreed to pay Holders of the Notes liquidated damages over and above the interest rate set forth on the face of this Note accruing from and including the next day following each of the periods in each of clauses (i) through (iii) above, in each case at a rate equal to 0.25% per annum. The aggregate amount of liquidated damages payable pursuant to the above provisions will in no event exceed 0.25% per annum. Once the Exchange Offer is consummated or a Shelf Registration Statement is declared effective, the liquidated damages will cease to accrue. In the event that a Shelf Registration Statement is declared effective, if, due to certain circumstances, the Company fails to keep such Shelf Registration Statement continuously (x) effective or
(y) useable for resales for the period required by the Registration Rights Agreement and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable, (ii) June 22, 2000 (or, if Rule 144(k) is amended to provide a shorter restrictive period, the last day of such shorter period) or (iii) the date as of which all of the applicable Notes are sold pursuant to such Shelf Registration Statement, the Company, in accordance with the terms of the Registration Rights Agreement, has agreed to pay holders of the Notes liquidated damages accruing at a rate equal to 0.25% per annum. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement.

     No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto against any incorporator, stockholder, officer or director, as such, past or present or future of the Company or of any successor thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     THE INDENTURE AND THIS NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SMALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______  CUSTODIAN  ______
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of  survivorship  and  not  as      (Cust)
         tenants in common                   under Uniform Gifts to Minors Act _______________
                                             (State)




     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)



--------------------------------------------------------------------------------
this Note and all rights thereunder hereby irrevocably constituting and appointing

_____________________________________________,   Attorney,   to  transfer   this
security on the books of the Trustee, with full power of substitution in the premises.

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]  (a)  this Note is being  transferred in compliance  with the exemption from
          registration   under  the   Securities   Act  provided  by  Rule  144A
          thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Dated:
      ----------------               -------------------------------------------

                                        ----------------------------------------
                                        Notice:   The   signature(s)   on   this
                                        Assignment   must  correspond  with  the
                                        name(s) as written upon the face of this
                                        Note  in   every   particular,   without
                                        alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a Aqualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------               -------------------------------------------
                                     Notice: To be executed by an executive officer

                 SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITIES
                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT

                                   Schedule A
                Changes to Principal Amount of Global Securities


--------- ------------------------------------------- -------------------------------- -------------------------------
  Date                 Principal Amount                          Remaining                    Notation Made By
                           of Notes                              Principal
                     by which this Global                     Amount of this
                      Security is to be                      Global Security
                    Reduced or Increased,
                        and Reason for
                    Reduction or Increase
--------- ------------------------------------------- -------------------------------- -------------------------------
--------- ------------------------------------------- -------------------------------- -------------------------------


--------- ------------------------------------------- -------------------------------- -------------------------------
--------- ------------------------------------------- -------------------------------- -------------------------------


--------- ------------------------------------------- -------------------------------- -------------------------------

     THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT THEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                             HEALTHSOUTH CORPORATION

                            7.0% SENIOR NOTE DUE 2008

No.______                                                  CUSIP NO. 421924-AK-7
                                                               $________________

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL AACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1)(2)(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO HEALTHSOUTH CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE),
(E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 22, 1998, BY AND AMONG THE COMPANY, SALOMON BROTHERS INC, GOLDMAN, SACHS & CO., J.P. MORGAN SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY & CO. INCORPORATED, NATIONSBANC MONTGOMERY SECURITIES LLC, BEAR, STEARNS & CO. INC., CREDIT SUISSE FIRST BOSTON CORPORATION, DEUTSCHE BANK SECURITIES INC., PAINEWEBBER INCORPORATED AND SCOTIA CAPITAL MARKETS (USA) INC.

     HEALTHSOUTH CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., the principal sum of ________________ on June 15, 2005, and to pay interest on said principal sum from June 22, 1998, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 (each such date, an "Interest Payment Date") of each year commencing on December 15, 1998, at the rate of 7.0% per annum until the principal hereof shall have become due and payable.

     The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360 day year comprised of twelve 30 day months. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below) be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. The principal of, premium, if any, and the interest on this Note will be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Company; provided, further that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee. In the event that any date on which the principal, premium, if any, or interest on this Note is payable is not a Business Day, then payment of principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay).

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Note hereinafter set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

                                                   HEALTHSOUTH Corporation

                                                   By
                                                     ---------------------------
                                                          Michael D. Martin
                                                      Executive Vice President,
                                                       Chief Financial Officer
                                                            and Treasurer

ATTEST:
       -----------------------------------------
                   William W. Horton
                Senior Vice President,
       Corporate Counsel and Assistant Secretary


CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture.

PNC BANK, NATIONAL ASSOCIATION,
as Trustee

By
  -----------------------------
        Authorized Officer

Dated:
      ------------------------

                              REVERSE SIDE OF NOTE

     This Note is one of a duly authorized series of securities (the ASecurities") of the Company designated as its 7.0% Senior Notes due 2008 limited in aggregate principal amount to $250,000,000 (the "Notes"). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of June 22, 1998, as supplemented by that certain Officers' Certificate dated June 22, 1998 (the Indenture as supplemented by the Officers' Certificate being herein collectively referred to as the "Indenture"), duly executed and delivered between the Company and PNC Bank, National Association (the "Trustee," which term includes any successor Trustee with respect to the Notes under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

     Reference is hereby made to the Indenture for a description of the terms of the Notes, to all of the provisions of which Indenture the holder of this Note, by acceptance hereof, assents and agrees.

     Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

     This Note is redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (i) 100% of its principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus, in each case, accrued interest to the date of redemption. On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption. On or before the redemption date, the Company shall deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate. The Holder of this Note will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

     "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Note. "Independent Investment Banker" means Salomon Brothers Inc and its successor or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means a primary U.S. Government Securities dealer in New York City selected by the Trustee after consultation with the Company.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Indenture then outstanding and affected (voting as one class) to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Company and the Trustee may not, without the consent of the holder of each Outstanding Note affected thereby, (i) extend the final maturity of the principal of any Note, or reduce the principal amount thereof, or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or Coupons or in accordance with the terms thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be, voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent/hereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

     The Indenture contains covenants which impose certain limitations on the Company's and its Subsidiaries' ability to create or incur certain liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company's ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture for a description thereof.

     If (i) a registration statement with respect to an exchange offer (an "Exchange Offer") for the Notes (an "Exchange Offer Registration Statement") is not filed with the Commission by August 21, 1998; or (ii) neither an Exchange Offer Registration Statement is declared effective by the Commission, nor a shelf registration statement under the Securities Act with respect to resales of the Notes (a "Shelf Registration Statement") is filed with the Commission, on or before November 19, 1998; or (iii) an Exchange Offer registered under the Securities Act is not consummated and the applicable Shelf Registration Statement with respect to resales of the Notes is not declared effective on or before December 19, 1998, then in accordance with the terms of the Registration Rights Agreement, the Company has agreed to pay Holders of the Notes liquidated damages over and above the interest rate set forth on the face of this Note accruing from and including the next day following each of the periods in each of clauses (i) through (iii) above, in each case at a rate equal to 0.25% per annum. The aggregate amount of liquidated damages payable pursuant to the above provisions will in no event exceed 0.25% per annum. Once the Exchange Offer is consummated or a Shelf Registration Statement is declared effective, the liquidated damages will cease to accrue. In the event that a Shelf Registration Statement is declared effective, if, due to certain circumstances, the Company fails to keep such Shelf Registration Statement continuously (x) effective or
(y) useable for resales for the period required by the Registration Rights Agreement and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable, (ii) June 22, 2000 (or, if Rule 144(k) is amended to provide a shorter restrictive period, the last day of such shorter period) or (iii) the date as of which all of the applicable Notes are sold pursuant to such Shelf Registration Statement, the Company, in accordance with the terms of the Registration Rights Agreement, has agreed to pay holders of the Notes liquidated damages accruing at a rate equal to 0.25% per annum. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement.

     No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto against any incorporator, stockholder, officer or director, as such, past or present or future of the Company or of any successor thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     THE INDENTURE AND THIS NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SMALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______  CUSTODIAN  ______
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of  survivorship  and  not  as      (Cust)
         tenants in common                   under Uniform Gifts to Minors Act _______________
                                             (State)




     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
              (Please print or typewrite name and address including
                          postal zip code of assignee)



--------------------------------------------------------------------------------
this Note and all rights thereunder hereby irrevocably constituting and appointing

_____________________________________________,   Attorney,   to  transfer   this
security on the books of the Trustee, with full power of substitution in the premises.

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]  (a)  this Note is being  transferred in compliance  with the exemption from
          registration   under  the   Securities   Act  provided  by  Rule  144A
          thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Dated:
      ----------------               -------------------------------------------

                                        ----------------------------------------
                                        Notice:   The   signature(s)   on   this
                                        Assignment   must  correspond  with  the
                                        name(s) as written upon the face of this
                                        Note  in   every   particular,   without
                                        alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a Aqualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------               -------------------------------------------
                                     Notice: To be executed by an executive officer

                 SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITIES
                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT

                                   Schedule A
                Changes to Principal Amount of Global Securities


--------- ------------------------------------------- -------------------------------- -------------------------------
  Date                 Principal Amount                          Remaining                    Notation Made By
                           of Notes                              Principal
                     by which this Global                     Amount of this
                      Security is to be                      Global Security
                    Reduced or Increased,
                        and Reason for
                    Reduction or Increase
--------- ------------------------------------------- -------------------------------- -------------------------------
--------- ------------------------------------------- -------------------------------- -------------------------------


--------- ------------------------------------------- -------------------------------- -------------------------------
--------- ------------------------------------------- -------------------------------- -------------------------------


--------- ------------------------------------------- -------------------------------- -------------------------------